Exhibit 10.2a
Severance Agreements for Executives
In accordance with the instructions of Item 601 of Regulation S-K, the registrant has omitted filing Severance Agreements by and between Piedmont Natural Gas Company, Inc, and the following employees as exhibits to this Form 10-Q as they are identical, except as noted, to the Severance Agreement filed as Exhibit 10.2 with this Form 10-Q.
1.	David J. Dzuricky 1532 High Street Charlotte, NC 28211

2.	Franklin H. Yoho 1633 Lakefield Circle Gastonia, NC 28056 Page 8, paragraph 12 – supersedes Severance Agreement between the Executive and the Company, dated March 18, 2002.

3.	Michael H. Yount 4312 Columbine Circle Charlotte, NC 28211 Page 8, paragraph 12 – supersedes Severance Agreement between the Executive and the Company, dated May 1, 2006.

4.	Kevin M. O’Hara 3415 Indian Meadows Lane Charlotte, NC 28210 Page 8, paragraph 12 – supersedes Severance Agreement between the Executive and the Company, dated May 1, 2006.

5.	June B. Moore 6160 Faraway Circle Concord, NC 28025 Page 8, paragraph 12 – supersedes Severance Agreement between the Executive and the Company, dated May 1, 2006.

6.	Jane R. Lewis-Raymond 4408 Morrowick Charlotte, NC 28211 Page 8, paragraph 12 – supersedes Severance Agreement between the Executive and the Company, dated May 1, 2006.
These severance agreements were signed on behalf of the Company by Thomas E. Skains, Chairman of the Board, President and Chief Executive Officer.